UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 28, 2008

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On October 28, 2008, the Board of Directors of BB&T Corporation named current Chief Financial Officer, Christopher L. Henson, as Chief Operating Officer, effective January 1, 2009. As previously announced, BB&T’s current Chief Operating Officer, Kelly S. King, will succeed John A. Allison as Chief Executive Officer, effective January 1, 2009.

            Also on October 28, 2008, the Board of Directors named current Assistant Chief Financial Officer, Daryl N. Bible, as Chief Financial Officer, effective January 1, 2009.

            Mr. Henson, age 47, joined BB&T in 1985 and has served as Chief Financial Officer since 2005. He previously served as Assistant Chief Financial Officer, President of BB&T’s Georgia operations, and President of BB&T community bank regions based in Atlanta and Virginia’s Hampton Roads area.

            Mr. Bible, age 47, joined BB&T in January 2008 and has served as Assistant Chief Financial Officer since that time. Prior to joining BB&T, Mr. Bible had a 24-year career with U.S. Bancorp, the last 10 years of which serving as Treasurer.

            BB&T has determined that there are no related person transactions with either Mr. Henson or Mr. Bible, as contemplated by Item 404(a) of Regulation S-K. All extensions of credit made to Mr. Henson and Mr. Bible by BB&T were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others not related to BB&T, and did not involve more than normal risk of collectibility or present other unfavorable features.

            A copy of the press release announcing the events described above is attached as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 9.01   Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Copy of Press Release announcing Chris Henson as Chief Operating Officer and Daryl Bible as Chief Financial Officer beginning January 1, 2009.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Executive Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       November 3, 2008